UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Registered Direct Offering and Concurrent Private Placement

On July 21, 2025, Safety Shot, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors (the “Purchasers”), relating to the registered direct offering, pursuant to which on July 24, 2025, the Company issued 22,993,492 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $0.461 per share of Common Stock (the “RD Offering”).

The Shares were issued pursuant to a Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission (the “Commission”) on September 28, 2022 (File No. 333-267644), which was declared effective on November 9, 2022.

Pursuant to the Purchase Agreement, in a concurrent private placement, the Company agreed to sell to the Purchasers unregistered warrants (the “Common Warrants”) to purchase up to an aggregate of 45,986,984 shares of Common Stock, at a purchase price of $0.125 Common Warrant (the “Common Warrant Shares”) (the “PIPE Offering”). Each Common Warrant is exercisable for one share of Common Stock, has an exercise price of $0.461 per share, and is immediately exercisable upon issuance and has a term of exercise equal to five (5) years from the date of issuance.

Neither the Common Warrants nor the Common Warrant Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Common Warrants were, and Common Warrant Shares will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors.

The aggregate gross proceeds to the Company from both the RD Offering and the PIPE Offering were approximately $16.3 million, before deducting offering expenses payable by the Company. The Company expects to use the net proceeds from the RD Offering and the PIPE Offering for working capital and general corporate purposes. The closing of the RD Offering and the PIPE Offering occurred on July 24, 2025.

The Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Further, pursuant to the Purchase Agreement, the Company agreed that, on or before the tenth (10th) day following the date of the Purchase Agreement, the Company will file a registration statement on Form S-1 with the Commission registering for resale the Common Warrant Shares issuable upon exercise of the Common Warrants. The Company has further agreed that such registration statement will be declared effective by the Commission no later than forty-five (45) days (seventy-five (75) days if the Commission issues a “full review) following the closing of the RD Offering and PIPE Offering.

Pursuant to the placement agency agreement (the “Placement Agency Agreement”) entered into on July 21, 2025 by the Company with Dominari Securities LLC (“Dominari”), the Company has agreed to pay Dominari (i) a cash fee equal to 8.0% of the total gross proceeds from the RD Offering, (ii) a non-accountable expense allowance equal to 1.0% of the total gross proceeds from the RD Offering, and (iii) $150,000 for fees and expenses of Dominari’s legal counsel and other out-of-pocket expenses. In addition, the Company issued to Dominari or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 1,839,479 shares of Common Stock at an exercise price equal to $0.461 per share. The Placement Agent Warrants have substantially the same terms as the Common Warrants, are exercisable immediately upon issuance and have a term of exercise equal to five (5) years from the date of issuance.

The Purchase Agreement, Placement Agency Agreement, Common Warrants and Placement Agent Warrants, are filed as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the Agreements are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to (i) the Common Warrants and the Placement Agent Warrants and (ii) the shares of Common Stock issuable upon exercise of the Common Warrants and the Placement Agent Warrants is incorporated herein by reference. Neither the issuance of the Common Warrants, the Placement Agent Warrants nor the shares of Common Stock issuable upon exercise thereof, as applicable, were registered under the Securities Act or any state securities laws. The issuance of the Common Warrants and the Placement Agent Warrants were, and the shares of Common Stock issuable upon the exercise thereof will be, issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01	Other Events

Press Release

On July 21, 2025, the Company issued a press release announcing the RD Offering and the PIPE Offering. On July 22, 2025, the Company issued a press release amending the July 21, 2025 press release. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement, dated July 21, 2025
10.2	Form of Placement Agency Agreement, dated July 21, 2025
99.1	Press Release, dated July 21, 2025
99.2	Press Release, dated July 22, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2025

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer